UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 26, 2006
TRICELL, INC.

(Exact Name of Registrant as Specified in Its Charter)
Nevada

(State or Other Jurisdiction of Incorporation)

0-50036	88-0504530

(Commission File Number)	(IRS Employer Identification Number)

6 Howard Place, Stoke-on-Trent, Staffordshire, ST1 4NQ United Kingdom

(Address of Principal Executive Offices)	(Zip Code)
011 44 8707 532 360

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On April 24, 2006, Tricell, Inc. (the “Company”) issued a press release that is attached hereto as an exhibit. The information furnished herein, including Exhibit 99 is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.
Item 9.01 Financial Statements and Exhibits.
     The Exhibit Index preceding the exhibits is incorporated herein by reference.
SIGNATURES
     Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated this 25th day of April 2006.

TRICELL, INC.
By:	/s/ Andre Salt
Andre Salt,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Page	Description of Exhibit
99	4	April 24, 2006 Press Release

3